UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2015

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events.
On May 14, 2015, State Bank Financial Corporation retained D.F. King & Co., Inc., a division of American Stock Transfer & Trust Company, LLC, as its proxy solicitor for the annual meeting of our shareholders to be held on Wednesday, May 27, 2015 at 1:00 p.m. EDT at our headquarters located at 3399 Peachtree Road NE, Suite 1900, Atlanta, Georgia 30326.

D.F. King will provide comprehensive strategic consulting to us on all aspects of the solicitation, assist us in soliciting proxies, and provide timely reports to our management. In consideration of these services, D.F. King will receive $8,500 plus the reimbursement of their reasonable out-of-pocket expenses plus $4.50 for each contact and each vote taken by telephone.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: May 15, 2015	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer